UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 14, 2012

STERLING FINANCIAL CORPORATION

(Exact name of registrant as specified in its charter)

Washington	001-34696	91-1572822
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

111 North Wall Street, Spokane, Washington 99201

(Address of principal executive offices) (Zip Code)

(509) 358-8097

(Registrant’s telephone number, including area code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

INFORMATION TO BE INCLUDED IN THE REPORT

Item 1.01.

On August 14, 2012, Sterling Financial Corporation (the “Company”) entered into an Underwriting Agreement (the “Underwriting Agreement”), by and among the Company, Sterling Savings Bank, the United States Department of the Treasury (the “Selling Shareholder”) and FBR Capital Markets & Co. and Sandler O’Neill & Partners, L.P. (together, the “Underwriters”) in connection with the offering of 5,738,637 shares of the Company’s common stock (the “offering”), sold by the Selling Shareholder at a price per share of $20.00. The Company will not receive any proceeds from the offering.

The offering will be made only by means of a prospectus supplement and accompanying base prospectus, copies of which may be obtained from: FBR Capital Markets & Co., Attention: Syndicate Prospectus Department, 1001 Nineteenth Street North, Arlington, Virginia 22209, Telephone: 703-312-9500, Email: prospectuses@fbr.com; and from Sandler O’Neill & Partners, L.P., 1251 Avenue of the Americas, 6th Floor, New York, NY 10020, Telephone: (866) 805-4128, Email: syndicate@sandleroneill.com. A copy of the prospectus supplement and accompanying base prospectus may also be obtained at no charge at the U.S. Securities and Exchange Commission’s website, at www.sec.gov.

The shelf registration statement relating to the foregoing has previously been filed with, and declared effective by the U.S. Securities and Exchange Commission. This Form 8-K does not constitute an offer to sell or a solicitation of an offer to buy the shares of Sterling’s common stock or any other securities, nor will there be any sale of the shares of Sterling’s common stock or any other securities in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state or jurisdiction.

Item 9.01

(d) The following exhibit is being furnished herewith:

Exhibit No.	Exhibit Description

1.1	Underwriting Agreement, dated August 14, 2012, among Sterling Financial Corporation, Sterling Savings Bank, the United States Department of the Treasury, FBR Capital Markets & Co. and Sandler O’Neill & Partners, L.P.

S I G N A T U R E

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

STERLING FINANCIAL CORPORATION
(Registrant)

August 15, 2012	By:	/s/ Patrick J. Rusnak
Date		Patrick J. Rusnak
Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Exhibit Description

1.1	Underwriting Agreement, dated August 14, 2012, among Sterling Financial Corporation, Sterling Savings Bank, the United States Department of the Treasury, FBR Capital Markets & Co. and Sandler O’Neill & Partners, L.P.